Exhibit 10.2
ASSIGNMENT AND ASSUMPTION AGREEMENT
This Assignment and Assumption Agreement dated October 15, 2010 by and between Catalytic Solutions, Inc., a California corporation (“Assignor”), and Clean Diesel Technologies, Inc., a Delaware corporation (“Assignee”);
W I T N E S S E T H:
WHEREAS, Assignor and Aran Asset Management SA, Cycad Group, LLC, Emerald Energy Fund I LP, EnerTech Capital Partners II L.P., ECP II Interfund L.P., Landolt & Cie., Sequoia Aggressive Growth Fund, RockPort Capital Partners, L.P. and RP Co-Investment Fund I, L.P. entered into that certain Securities Purchase Agreement, dated as of May 28, 2010 (the “Purchase Agreement”);
WHEREAS, the Purchase Agreement contemplates the assignment by Assignor, and the assumption by Assignee, of all obligations of the Assignor under each of the Transaction Documents (as such term is defined in the Purchase Agreement) (the “Obligations”) as a condition precedent to the Final Closing (as such term is defined in the Purchase Agreement);
WHEREAS, Assignor and Aran Asset Management SA, Cycad Group, LLC, Emerald Energy Fund I LP, EnerTech Capital Partners II L.P., ECP II Interfund L.P., Landolt & Cie., Sequoia Aggressive Growth Fund, RockPort Capital Partners, L.P. and RP Co-Investment Fund I, L.P. have entered into that certain Registration Rights Agreement of even date herewith; and
WHEREAS, Assignor desires to assign and Assignee desires to assume the Obligations upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1. Assignment. Assignor does hereby convey, transfer, assign and deliver to Assignee, and Assignee does hereby accept from Assignor, all of Assignor’s right, title and interest in and to the Obligations, to have and to hold the Obligations hereby assigned, transferred and conveyed unto Assignee, its successors and assigns, to its and their own use and behalf forever.
2. Assumption. From and after the Merger (as such term is defined in the Purchase Agreement), Assignee shall undertake, assume and agree to perform, pay or discharge to the extent not theretofore performed, paid or discharged the contractual and other obligations of Assignor with respect to the Obligations.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective the date first above written.

CATALYTIC SOLUTIONS, INC.
By:
Name:
Title:

CLEAN DIESEL TECHNOLOGIES, INC.
By:
Name:
Title:
[Signature Page to Assignment and Assumption Agreement]